SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 29, 1999
                                                        (August 31, 1999)

                               FRANKLIN RECEIVABLES LLC
                              (FRANKLIN AUTO TRUST 1998-1)
                              (FRANKLIN AUTO TRUST 1999-1)

             (Exact name of registrant as specified in its charter)

        .... DELAWARE ................. 333-56869....... 94-3301790
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH ........ 84101...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(801) 238-6700


                -------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.      Other Events

The Monthly Servicing Report relating to the Franklin Auto Trust 1998-1 for the Collection Period ended August 31, 1999 and the Franklin Auto Trust 1999-1 for the Collection Period ended August 31, 1999 are attached hereto as Exhibit 19(a) and 19(b) and are incorporated herein by this reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)Exhibits


Exhibit 19(a) - Franklin Auto Trust 1998-1 Monthly  Servicing  Report for the
                Collection Period ending August 31, 1999

Exhibit 19(b) - Franklin Auto Trust 1999-1 Monthly  Servicing  Report for the
                Collection Period ending August 31, 1999


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                         FRANKLIN RECEIVABLES LLC
                         (Registrant)

                         By: Franklin Capital Corp.


Date: September 29, 1999  /s/ Jennifer J. Bolt
                          JENNIFER J. BOLT
                          President


                                   Exhibits


Exhibit 19(a) - Franklin Auto Trust 1998-1 Monthly Servicing Report for the Collection Period ending August 31, 1999.

                     19(b) - Franklin Auto Trust 1999-1 Monthly Servicing Report for the Collection Period ending August 31, 1999.